Exhibit 10(v)







                                 MONROE BANCORP
                                   THRIFT PLAN
       (As Amended and Restated Generally Effective as of January 1, 2001)


                      [Conformed through Second Amendment]


















                                Krieg DeVault LLP
                         One Indiana Square, Suite 2800
                           Indianapolis, IN 46204-2079
                              www.kriegdevault.com

                                   ADOPTION OF

                                 MONROE BANCORP

                                   THRIFT PLAN


       (As Amended and Restated Generally Effective as of January 1, 2001)

     Pursuant to resolutions adopted by the Board of Directors of Monroe Bancorp (the "Company") on December 20, 2001, the undersigned officers of the Company hereby adopt the Monroe Bancorp Thrift Plan (As Amended and Restated Generally Effective as of January 1, 2001) on behalf of the Company, in the form attached hereto.

     Dated this 20th day of December, 2001.



                                       MONROE BANCORP


                                       By /s/ Mark D. Bradford
                                          ------------------------------------

                                          Mark D. Bradford, President,
                                          Chief Executive Officer
ATTEST:


/s/ R. Scott Walters
------------------------------------
R. Scott Walters, Secretary

                                                    CONTENTS

SECTION                                                                                                        Page
-------                                                                                                        ----
ARTICLE I Introduction     .......................................................................................1
         Section 1.1       Purpose................................................................................1
         Section 1.2       Effective Date.........................................................................1
         Section 1.3       Employers and Affiliates...............................................................1
         Section 1.4       Plan Administration; Plan Year.........................................................1
         Section 1.5       Funding of Benefits....................................................................2
         Section 1.6       Examination of Documents...............................................................2
         Section 1.7       Contributions Not Dependent Upon Profits...............................................2
         Section 1.8       Plan Supplements.......................................................................2
         Section 1.9       Definition References..................................................................2

ARTICLE II Participation and Service..............................................................................5
         Section 2.1       Eligibility for Participation..........................................................5
         Section 2.2       Commencement of Participation..........................................................5
         Section 2.3       Duration of Participation..............................................................5
         Section 2.4       Restricted Participation and Reemployment..............................................5
         Section 2.5       Service................................................................................6
         Section 2.6       Military Service.......................................................................7
         Section 2.7       Notice of Participation................................................................8

ARTICLE III Compensation Deferrals................................................................................9
         Section 3.1       Compensation Deferrals.................................................................9
         Section 3.2       Changes in Rate of Deferrals..........................................................10
         Section 3.3       Compensation Deferral Elections.......................................................10

ARTICLE IV Contributions   11
         Section 4.1       Compensation Deferral Contributions...................................................11
         Section 4.2       Matching Contributions................................................................11
         Section 4.3       Profit Sharing Contributions..........................................................11
         Section 4.4       Limitations on Contributions..........................................................11
         Section 4.5       Payment of Contributions..............................................................11
         Section 4.6       Rollover Contributions................................................................12
         Section 4.7       Direct Transfers......................................................................12
         Section 4.8       Participant After-tax Contributions...................................................12

ARTICLE V Allocations to Participants............................................................................13
         Section 5.1       Individual Accounts...................................................................13
         Section 5.2       Accounting Date.......................................................................13
         Section 5.3       Account Adjustments...................................................................13
         Section 5.4       Crediting of Compensation Deferral Contributions......................................14
         Section 5.5       Allocation of Matching Contributions and Remainders...................................14
         Section 5.6       Allocation of Profit Sharing Contributions and Remainders.............................15

                                       i

         Section 5.7       Total Compensation....................................................................15
         Section 5.8       Maximum Additions.....................................................................16
         Section 5.9       Limitation Due to Defined Contribution Plan and Defined Benefit Plan
                           Participation.........................................................................16
         Section 5.10      Investment Funds......................................................................17
         Section 5.11      Annual Statement to Participants......................................................17

ARTICLE VI Distribution of Benefits..............................................................................18
         Section 6.1       Retirement or Disability..............................................................18
         Section 6.2       Death.................................................................................18
         Section 6.3       Resignation or Dismissal..............................................................18
         Section 6.4       Remainders and Reinstatement of Remainders............................................19
         Section 6.5       Payment of Benefits...................................................................19
         Section 6.6       Manner of Payment.....................................................................20
         Section 6.7       Death Distribution Provisions.........................................................21
         Section 6.8       Spousal Death Benefit.................................................................21
         Section 6.9       Designation of Beneficiary............................................................21
         Section 6.10      Direct Rollovers......................................................................22
         Section 6.11      Loans.................................................................................23

ARTICLE VII Plan Administration..................................................................................24
         Section 7.1       Plan Administrator....................................................................24
         Section 7.2       Committee Membership..................................................................24
         Section 7.3       Appointment, Resignation, Removal of Committee Members................................24
         Section 7.4       Committee Procedures..................................................................24
         Section 7.5       Committee Powers and Duties...........................................................24
         Section 7.6       Committee Rules and Decisions.........................................................25
         Section 7.7       Interested Committee Member...........................................................25
         Section 7.8       Facility of Payment...................................................................25
         Section 7.9       Missing Participants and Beneficiaries................................................25
         Section 7.10      Committee Expenses....................................................................26
         Section 7.11      Fiduciary Responsibilities............................................................26

ARTICLE VIII Miscellaneous 27
         Section 8.1       Nonguarantee of Employment............................................................27
         Section 8.2       Rights to Trust Assets................................................................27
         Section 8.3       Nonalienation of Benefits.............................................................27
         Section 8.4       Applicable State Law..................................................................27
         Section 8.5       Illegal or Invalid Provisions.........................................................27
         Section 8.6       Gender and Number.....................................................................27
         Section 8.7       Execution in Counterparts.............................................................27
         Section 8.8       Waiver of Notice......................................................................27
         Section 8.9       Action by the Employers...............................................................27
         Section 8.10      Indemnification.......................................................................28
         Section 8.11      Nonguarantee of Funds.................................................................28
         Section 8.12      Qualified Domestic Relations Orders...................................................28

                                       ii

ARTICLE IX Amendment and Termination.............................................................................29
         Section 9.1       Amendment.............................................................................29
         Section 9.2       Termination...........................................................................29
         Section 9.3       Termination Procedures................................................................29

ARTICLE X Successors, Mergers and Plan Assets....................................................................30
         Section 10.1      Successors............................................................................30
         Section 10.2      Plan Mergers, Consolidations and Transfers............................................30
         Section 10.3      Plan Assets...........................................................................30

ARTICLE XI Participation by Affiliates...........................................................................31
         Section 11.1      Affiliate Participation...............................................................31
         Section 11.2      Company Action Binding on Other Employers.............................................31

SUPPLEMENT A Claims and Review Procedures.......................................................................A-1

SUPPLEMENT B Limitations on Compensation Deferral and Matching Contributions....................................B-1

SUPPLEMENT C Top-Heavy Provisions...............................................................................C-1

SUPPLEMENT D Loans..............................................................................................D-1

                                 MONROE BANCORP

                                   THRIFT PLAN


       (As Amended and Restated Generally Effective as of January 1, 2001)

                                   ARTICLE I
                                   ---------

                                  Introduction
                                  ------------

     Section 1.1 Purpose. The Monroe Bancorp Thrift Plan (As Amended and Restated Generally Effective as of January 1, 2001) (the "Plan") is maintained by Monroe Bancorp (the "Company") to assist its eligible employees, and the eligible employees of any other Employer under the Plan, in providing for their future financial security by deferring a portion of their Compensation and having those funds accumulated under the Plan, and by sharing in the contributions from the Employers. The Plan is intended to meet the provisions of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

     Section 1.2 Effective Date. The Plan was originally established by the Company effective January 1, 1986 (the "Original Effective Date"). The "Effective Date" of the Plan, as amended and restated, is January 1, 2001, unless otherwise specified in the Plan or required by applicable law. The provisions of the Plan as restated only apply to an individual employed by an Employer on or after the Effective Date. The rights and benefits, if any, of an employee whose employment with the Employers terminated before the Effective Date will be determined in accordance with the terms of the Plan as of the date of his termination; provided, however, that if a Participant's benefits were not fully distributed prior to the Effective Date, then the provisions of the Plan as restated herein will govern the subsequent investment and distribution of those benefits.

     Section 1.3 Employers and Affiliates. Any Affiliate may adopt the Plan for the benefit of its employees with the Company's consent in accordance with
Section 11.1. For purposes of this Plan, the term "Affiliate" means the Company and any other corporation or trade or business whose employees are treated as being employed by the Company under Code Section 414(b), 414(c), 414(m) or 414(o). The Company and each other Affiliate that adopts the Plan are referred to as the "Employers" and sometimes individually as an "Employer."

     Section 1.4 Plan Administration; Plan Year. The Plan is administered by the Company or, if the Company so elects, by a Committee (the "Committee"), as described in Article VII, on the basis of a "Plan Year" which is the twelve-month period commencing on each January 1 and ending on the following December 31. Any notice or document required to be given to or filed with an Employer or the Committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to:

                           The Benefits Committee
                           c/o Monroe Bancorp
                           P. O. Box 2329
                           Bloomington, Indiana 47402

     Section 1.5 Funding of Benefits. Funds contributed under the Plan will be held and invested, until distribution, by one or more Trustees (the "Trustee") appointed by the Company, in accordance with the terms of one or more Trust agreements (the "Trust") between the Company and the Trustee which implement and form a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust.

     Section 1.6 Examination of Documents. Copies of the Plan and Trust, and any amendments of either document, will be made available at the principal office of each Employer where they may be examined by any Participant or other person entitled to benefits under the Plan.

     Section 1.7 Contributions Not Dependent Upon Profits. The Plan is intended to qualify as a profit sharing plan under Code Section 401(a). However, contributions under the Plan may be made without regard to an Employer's current or accumulated profits.

     Section 1.8 Plan Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

     Section 1.9 Definition References. The following terms are defined in the Plan in the following sections:

     Term                                                      Plan Section
     ----                                                      ------------
     Account                                                            5.1
     Accounting Date                                                    5.2
     Accounting Period                                                  5.2
     Actual Deferral Percentage                                         B-3
     Adjusted Net Worth of the Trust Fund                               5.3
     Affiliate                                                          1.3
     Aggregated Plan                                                 C-5(a)
     Alternate Payee                                                   8.12
     Annual Addition                                                    5.8
     Annual Dollar Limitation                                        B-2(a)
     Authorized Leave of Absence                                     2.5(e)
     Adverse Benefit Determination                                      A-3
     Beneficiary                                                        6.9
     Benefit Claim                                                      A-1
     Claimant                                                           A-1
     Code                                                               1.1
     Committee                                                          1.4

     Company                                                            1.1
     Compensation                                                       5.7
     Compensation Cap                                                   5.7
     Compensation Deferral Contribution                                 4.1
     Compensation Deferral Contribution Account                      5.1(a)
     Compensation Deferrals                                             3.1
     Contribution Percentage                                            B-4
     Covered Employee                                                2.1(c)
     Determination Date                                                 C-2
     Direct Rollover                                                   6.10
     Disability Claim                                                   A-2
     Distributee                                                       6.10
     ESOP                                                               3.1
     ESOP Transfer Account                                              5.1
     Effective Date                                                     1.2
     Elective Deferral                                               B-2(c)
     Eligible Participant                                               5.6
     Eligible Retirement Plan                                          6.10
     Eligible Rollover Distribution                                    6.10
     Eligibility Period                                              2.5(a)
     Entry Date                                                         2.2
     Highly Compensated Employee                                        B-6
     Hour of Service                                                 2.5(b)
     Inactive Participant                                               2.4
     Investment Funds                                                  5.10
     Key Employee                                                    C-3(a)
     Matching Contribution                                              4.2
     Matching Contribution Account                                   5.1(b)
     Non-Key Employee                                                C-3(b)
     Normal Retirement Age                                              6.1
     One-Year Break in Service                                       2.5(d)
     Original Effective Date                                            1.2
     Participant                                                        2.2
     Percentage Limitation                                              B-3
     Plan                                                               1.1
     Plan Termination Date                                              9.3
     Plan Year                                                          1.4
     Predecessor Employer                                            2.5(c)
     Profit Sharing Contribution                                        4.3
     Profit Sharing Contribution Account                             5.1(c)
     Qualified Domestic Relations Order                                8.12
     Reemployed Participant                                             6.3
     Remainder                                                          6.4
     Rollover Account                                                   5.1
     Rollover Contribution                                              4.6
     Separation Period                                               6.3(c)

     Successor Plan                                                     9.3
     Surviving Spouse                                                6.8(c)
     Top-Heavy Group                                                 C-5(a)
     Top-Heavy Plan                                                     C-1
     Total and Permanent Disability                                     6.1
     Total Compensation                                                 5.7
     Trust                                                              1.5
     Trustee                                                            1.5
     Vested Percentage                                                  6.3
     Years of Service                                                   6.3

                                   ARTICLE II
                                   ----------

                            Participation and Service
                            -------------------------

     Section 2.1 Eligibility for Participation. Every person employed by an Employer is eligible to participate in the Plan provided that:

     (a)  He has attained age 21;

     (b) He has completed an Eligibility Period in which he has been credited with at least 1,000 Hours of Service (as determined under Section 2.5); and

     (c) He is a Covered Employee. The term "Covered Employee" means a person employed by an Employer and classified by the Employer as a common-law employee (regardless of actual employment status), except that term does not include (i) an employee employed in a unit of employees subject to a collective bargaining agreement where retirement benefits were negotiated in good faith by an Employer and that unit's bargaining representative or (ii) a self-employed individual.

     Section 2.2 Commencement of Participation. Subject to the conditions and limitations of the Plan, each employee who was a Participant in the Plan on December 31, 2000 will continue as a Participant on and after January 1, 2001. Any other employee will become a "Participant" in the Plan on the first day of any January or July (an "Entry Date") coincident with or next following the latest of (i) the date he satisfies the eligibility requirements of Section 2.1,
(ii) the Effective Date or (iii) the date the employee's Employer becomes an Employer under the Plan pursuant to Section 11.1. If an employee satisfies the requirements of subsections 2.1(a) and (b) before satisfying the requirements of subsection 2.1(c), he will become a Participant in the Plan on the date he meets the requirements of subsection 2.1(c).

     Section 2.3 Duration of Participation. Subject to Section 2.4, an employee will continue as a Participant until the later of his termination of employment with all of the Affiliates or the complete distribution of his Plan benefits.

     Section 2.4 Restricted Participation and Reemployment. A Participant who
(i) has ceased to be employed by an Employer but has not received a complete distribution of his Plan benefits or (ii) remains in the employ of an Employer but has ceased to be a Covered Employee will, upon either such event, become an "Inactive Participant." An Inactive Participant (including the Beneficiary of a deceased Participant) will be treated as a Participant for all purposes of the Plan, except as follows:

     (a) An Inactive Participant is not permitted to defer any portion of his Compensation under Section 3.1 and will not share in any Employer contributions, under Section 4.2 or 4.3, except as provided in Section
          5.5 or 5.6.

     (b) The Beneficiary of a deceased Participant cannot designate a Beneficiary under Section 6.9.

An Inactive Participant who has not terminated employment with all of the Affiliates will become an active Participant upon his return to status as a Covered Employee. An employee who was a Participant and who has terminated employment with all of the Affiliates will, in the event he is subsequently reemployed by an Employer, become an active Participant upon his reemployment as a Covered Employee. An employee who was never a Participant and has terminated employment with all of the Affiliates and is subsequently reemployed by an Employer will be treated as a new employee and will become a Participant upon satisfying the requirements of Section 2.1. An employee who satisfied the requirements of Section 2.1 but did not become a Participant under Section 2.2 will be treated as a former Participant eligible for active participation in accordance with the foregoing provisions of this Section 2.4.

     Section 2.5 Service. The following terms and provisions apply in determining a Participant's service under the Plan:

     (a) An "Eligibility Period" is the 12 consecutive month period commencing on the date the employee first performs an Hour of Service and (ii) each Plan Year beginning on or after that date.

     (b) The term "Hour of Service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties and for reasons other than the performance of duties (such as vacation, sickness, disability, back pay or Authorized Leave of Absence) determined and credited in accordance with Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service will be credited under this subsection (b) for any computation period in which no duties are performed by the employee. Employees will be credited with Hours of Service on the basis of the "actual" method. For purposes of the Plan, the "actual" method means the determination of Hours of Service from the records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. Hours of Service by an individual considered to be an employee of an Affiliate under Code Section 414(n) or (o) will be treated as Hours of Service under this subsection (b). In amplification of the foregoing, Hours of Service completed by a leased employee of an Employer or Affiliate will be credited in the same manner under the Plan as such Hours of Service are credited for an Employee. A "leased employee" is any person (other than an employee) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related person determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the recipient, except: a leased employee will not be considered an employee of the recipient if such leased employee is a participant in a money purchase pension plan providing such leased employee with a 100 percent vested contribution of at least ten percent of the leased employee's compensation as defined in Code Section 415(c)(3) and leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer will be treated as provided by the recipient employer.

     (c) Unless otherwise provided by the Company, Hours of Service with a Predecessor Employer will also be disregarded. A "Predecessor Employer" means any entity of which the stock, assets or business was acquired by an Employer by merger, consolidation or purchase.

     (d) The term "One-Year Break in Service" means any Plan Year in which the employee is not credited with more than 500 Hours of Service.

     (e) An Authorized Leave of Absence does not constitute a termination of employment. However, a Participant who is on Authorized Leave of Absence will not be eligible to make Compensation Deferrals under
          Article III during the leave of absence. For purposes of this Plan an "Authorized Leave of Absence" means:

          (i) An absence authorized by the Employer under its standard personnel practices applied uniformly to all similarly situated employees; and

          (ii) An absence due to service in the Armed Forces of the United States described in any applicable statute granting reemployment rights to employees engaged in such service.

     (f) Solely for purposes of determining whether a One-Year Break in Service has occurred, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual,
          (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this subsection will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (2) in all other cases, in the following computation period. No more than 501 Hours of Service will be credited under this subsection in any computation period. The Committee may require an employee to furnish any information the Committee may need to establish that the employee's absence was for one of the reasons specified above.

     Section 2.6 Military Service. Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

     Section 2.7 Notice of Participation. The Committee will notify each Covered Employee of the date he becomes a Participant in the Plan and will furnish each Participant with a summary plan description and such other reports required by the applicable governmental rules and regulations.

                                  ARTICLE III
                                  -----------

                             Compensation Deferrals
                             ----------------------

Section 3.1       Compensation Deferrals.

(a) Each Participant may elect to defer from one to sixty percent of his Total Compensation (as defined in Section 5.7) each Plan Year in multiples of one percent. Any amount so deferred (referred to as a Participant's "Compensation Deferrals") under Section 3.1 of the Plan will be withheld from the Participant's Total Compensation and contributed to the Plan under
     Section 4.1. No Participant will be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect for such taxable year, except to the extent permitted below and under Code Section 414(v).

     Effective January 1, 2002, all Participants who are eligible to make Compensation Deferrals under the Plan and who have attained age 50 before the close of the Plan Year will be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

(b) Effective January 1, 2002, unless a Participant who has an election in effect under subsection (a) elects otherwise, in accordance with the following provisions of this subsection (b), his Compensation Deferral withholding amount under subsection (a) (without regard to the fifteen percent limitation) will be increased automatically, on a dollar-for-dollar basis (expressed as a dollar amount or a percentage of Total Compensation), in an amount equal to the cash dividends which are distributed to him under the Monroe Bancorp Employee Stock Ownership Plan ("ESOP"). Such increases in Compensation Deferrals will be made in the first payroll period ending after the distribution of such cash dividend and, if and to the extent necessary, in succeeding payroll periods. Any election not to have Compensation Deferrals increased under this subsection (b) must be made in accordance with the following procedures:

     (i) The Participant must make a written election requesting that no increase be made on a form provided by the Committee for such purpose. Such election will apply to 100 percent of the dividends which are distributed to the Participant for the Plan Years during which the election is in effect (no partial elections will be permitted), must be filed with the Committee on or before the date specified by the Committee for effectively making the election (the date will be prior to the first day of the first Plan Year to which the election relates) and will remain in effect until the date on which the Participant revokes his election. Provided, however, once made, a revocation election will not be effective until the first day of the Plan Year next following the Plan Year to which the election relates.

     (ii) Notwithstanding the provisions of clause (i), if a Covered Employee becomes a Participant on an Entry Date other than the first day of a Plan Year or a terminated Participant is reemployed and again becomes a Participant on a date other than the first day of a Plan Year, such Covered Employee may make an election under this subsection (b), to be effective upon his Entry Date, applicable to cash dividends paid with respect to the ESOP on and after such Entry Date.

     (iii) In the event a Covered Employee does not so elect when initially eligible, he may subsequently elect not to have increased Compensation Deferrals made under this subsection (b). Such election must be made in writing on a form provided by the Committee for such purpose and will be effective as of the first day of the Plan Year next following the date on which the Participant files such election form with the Committee.

     Section 3.2 Changes in Rate of Deferrals. A Participant who has elected to make Compensation Deferrals may elect to increase or decrease the rate of his Compensation Deferrals (or to resume deferrals) within the limits specified in
Section 3.1, in accordance with Section 3.3, effective as of the first day of any calendar quarter. A Participant may elect to suspend deferrals at any time.

     Section 3.3 Compensation Deferral Elections. Except as provided in subsection 3.1(b)(ii), a Participant's Compensation Deferral election will be effective until his termination of employment with all the Employers or until changed or suspended in accordance with Section 3.2 and this Section 3.3. Compensation Deferrals will normally be made through equal payroll deductions and as provided in subsection 3.1(b). The Committee may also establish other nondiscriminatory methods for permitting Compensation Deferrals. Any elections or notices that are to be made or given under this Article III must be made at the time, in the manner and on such forms as established by the Committee. The Committee may also prescribe additional rules and procedures consistent with the foregoing to govern Compensation Deferral elections under this Article III.

                                   ARTICLE IV
                                   ----------

                                  Contributions
                                  -------------

     Section 4.1 Compensation Deferral Contributions. Subject to the conditions and limitations of this Article IV, Article V and Supplement B, each Employer will contribute an amount equal to the Compensation Deferrals made under Section
3.1 for each Plan Year by a Participant employed by that Employer to the Trustee in the name of the Participant (referred to as a "Compensation Deferral Contribution"). If all or any portion of a Participant's Compensation Deferrals for any Plan Year may not be contributed due to the limitations or conditions of
Section 4.4, Section 5.8 or Supplement B, the amount that may not be contributed will be paid to the Participant. If that amount has already been contributed, the excess contribution will be returned directly to the Participant in accordance with Section B-3.

     Section 4.2 Matching Contributions. Subject to the conditions and limitations of this Article IV, Article V, effective as of January 1, 1999, as of each December 31st Accounting Date an Employer will contribute to the Trustee an amount designated as a "Matching Contribution" equal to 100% of each Participant's Compensation Deferral Contributions up to 3% of the Participant's Total Compensation plus 50% of each Participant's Compensation Deferral Contributions which exceed 3% of the Participant's Total Compensation but which do not exceed 5% of the Participant's Total Compensation. A Matching Contribution made by an Employer under this Section 4.2 will be allocated in accordance with Section 5.5 to Participants who had Compensation Deferral Contributions made on their behalf by the Employer for that Plan Year.

     Section 4.3 Profit Sharing Contributions. Subject to the conditions and limitations of this Article IV and of Article V, each Plan Year an Employer may contribute to the Trustee an amount designated as a "Profit Sharing Contribution" determined in its sole discretion. A Profit Sharing Contribution made by an Employer under this Section 4.3 will be allocated to Participants employed by the Employer during that Plan Year in accordance with Section 5.6.

     Section 4.4 Limitations on Contributions. An Employer's contributions made under Sections 4.1 through 4.3 above for any taxable year of the Employer (that is, for a Plan Year that ends with or within that taxable year) may not, unless the Employer specifies otherwise, exceed an amount equal to the maximum amount deductible by the Employer on account of these contributions for federal income tax purposes for that taxable year.

     Section 4.5 Payment of Contributions. Compensation Deferral Contributions to be made under Section 4.1 are to be paid to the Trustee as soon as practicable after the date the Compensation Deferrals would have been paid to the Participants but for their deferral elections under Section 3.1. Contributions to be made under Sections 4.2 through 4.3 are to be paid to the Trustee no later than the date prescribed by law for filing the Employer's federal income tax return, including extensions. Any contributions paid with respect to a Plan Year under this Section 4.5 will be considered to have been paid no later than the last day of that year, regardless of when actually paid to the Trustee.

     Section 4.6 Rollover Contributions. Subject to rules and procedures established by the Committee, a Participant or a Covered Employee may at any time contribute all or any part of an amount that is eligible for rollover to a qualified plan as determined under the applicable provisions of the Code (a "Rollover Contribution"). However, if the contribution is not a Direct Rollover from another eligible plan, the contribution must be made within 60 days after the date the Participant receives that amount. A Rollover Contribution will be credited to an account established under Section 5.1 in the name of the Participant or the Covered Employee and any amount credited to that account will be fully vested and nonforfeitable at all times. The Plan will accept Participant Rollover Contributions and/or Direct Rollovers of distributions made after December 31, 2001, from the types of plans listed below, beginning on January 1, 2002; however, the Plan will not accept rollovers from Surviving Spouses.

(a) Direct Rollovers: The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions.

(b) Participant Rollover Contributions from Other Plans: The Plan will accept a Participant contribution of an Eligible Rollover Distribution from a qualified plan described in Code Section 401(a) or 403(a).

(c) Participant Rollover Contributions from IRAs: The Plan will not accept a Participant Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

     Section 4.7 Direct Transfers. At the direction of and in accordance with rules prescribed by the Committee, a Participant's or a Covered Employee's benefits under another plan which meets the requirements of Code Section 401(a) may be received by the Trustee from the Trustee of that other plan; provided that the benefits are exempt from the requirements of Code Section 401(a)(11). Any amount so received will be credited to an account established under Section
5.1 in the name of the Participant or Covered Employee and any amount credited to such an account will be fully vested and nonforfeitable at all times.

     Section 4.8 Participant After-tax Contributions. Participants are not required or permitted to make after-tax contributions under the Plan.

                                   ARTICLE V
                                   ---------

                           Allocations to Participants
                           ---------------------------

     Section 5.1 Individual Accounts. The Committee will create and maintain the following accounts on behalf of each Participant (or Covered Employee who makes a Rollover Contribution):

     (a) A "Compensation Deferral Contribution Account" to reflect the Compensation Deferral Contributions made on behalf of the Participant under Section 4.1;

     (b) A "Matching Contribution Account" to reflect the Matching Contributions made on behalf of the Participant under Section 4.2; and

     (c) A "Profit Sharing Contribution Account" to reflect the Profit Sharing Contributions made on behalf of the Participant under Section 4.3.

Each account will also reflect the credits and charges to be made to that account under this Article V. The Committee may also maintain any other account or subaccount as it deems advisable, including a "Rollover Account" to reflect Rollover Contributions made under Section 4.6 and an "ESOP Transfer Account" to reflect moneys transferred from the ESOP in connection with a Participant's election to diversify the investment of his "Company Stock Account" thereunder. Unless the context indicates otherwise, references to a Participant's "Account" means all accounts maintained in his name under the Plan. The maintenance of these accounts is only for accounting purposes, and no assets of the Trust fund need be segregated to any account.

     Section 5.2 Accounting Date. The term "Accounting Date" means each March 31, June 30, September 30 and December 31, and any other date selected by the Committee, including any date the Plan is terminated or partially terminated. Any reference to an "Accounting Period" ending on an Accounting Date means the period since the last preceding Accounting Date.

     Section 5.3 Account Adjustments. The Participant's Accounts will be adjusted as of each Accounting Date in accordance with the following:

     (a) First, by charging the proper account of a Participant with any payments made to or on behalf of that Participant or his Beneficiary during the Accounting Period ending on that Accounting Date.

     (b) Second, by crediting the Compensation Deferral Contribution Account of each Participant with any Compensation Deferral Contributions made on his behalf for the Accounting Period ending on that Accounting Date in accordance with Section 5.4, which Compensation Deferral Contributions will be weighted, in a reasonable and nondiscriminatory manner, to be determined by the Committee to reflect the time since the immediately preceding Accounting Date during which the amounts were actually held and invested by the Trustee.

     (c) Third, by adjusting the balances in all the Participants' Accounts, pro rata, so that the total of the Account balances equal the Adjusted Net Worth of the Trust Fund (as determined below) as of that Accounting Date plus the amount allocated under subsection (b).

     (d) Fourth, if that Accounting Date coincides with the last day of the Plan Year, by crediting the Matching Contribution Account of each Participant with any Matching Contributions that are to be allocated to his Account under Section 5.5 as of that date.

     (e) Finally, if that Accounting Date coincides with the last day of the Plan Year, by crediting each Eligible Participant's Profit Sharing Contribution Account with any Profit Sharing Contributions that are to be allocated to his Account under Section 5.7 as of that date.

The "Adjusted Net Worth of the Trust Fund" as of any Accounting Date means the fair market value of all the property held by the Trustee under the Trust on that date, less an amount equal to the sum of the contributions made to the Trustee during the Accounting Period in question. For any period in which one or more Investment Funds are maintained under Section 5.10, the foregoing provisions of this Section 5.3 will be applied to the Account balances invested in each Investment Fund and to any withdrawals or contributions to be allocated to an Investment Fund as if each Investment Fund were a separate Trust fund. In addition, the Committee may treat each Participant's interest in an Investment Fund as a separate Investment Fund for purposes of this Section. No credit to an Investment Fund will be taken into account under this Section 5.3 until the Accounting Date the contribution was both paid to the Trustee and credited to the Investment Fund by the Investment Fund recordkeeper.

     Section 5.4 Crediting of Compensation Deferral Contributions. Subject to the conditions and limitations of this Article V and Supplement B, as of each Accounting Date, any Compensation Deferral Contributions made on behalf of a Participant under Section 4.1 for that Accounting Period, that are not returned to the Participant under that Section 4.1, will be credited to that Participant's Compensation Deferral Contribution Account.

     Section 5.5 Allocation of Matching Contributions and Remainders. Subject to the conditions and limitations of this Article V and Sections B-4 and B-5 if applicable, as of each December 31st Accounting Date, any Matching Contributions made under Section 4.2 for that Plan Year will be allocated and credited to the Matching Contribution Accounts of all employees who have been Participants during the Plan Year and who have made Compensation Deferral Contributions in such Plan Year. The amount to be credited to each such Participant's Matching Contribution Account will be 100% of the Participant's Compensation Deferral Contributions up to 3% of the Participant's Total Compensation plus 50% of each Participant's Compensation Deferral Contributions which exceed 3% of the Participant's Total Compensation but which do not exceed 5% of the Participant's Total Compensation. Effective January 1, 1999, any Remainders attributable to Matching Contribution Accounts will be used to reduce the Matching Contribution made under Section 4.2.

     Section 5.6 Allocation of Profit Sharing Contributions and Remainders. Subject to the limitations of this Article V, as of the Accounting Date coincident with the last day of each Plan Year, any Profit Sharing Contributions made under Section 4.3 for the Plan Year will be allocated to the Profit Sharing Contribution Accounts of all Eligible Participants, pro rata, according to those Participants' Total Compensation for that year. Effective January 1, 1999 any Remainders attributable to Profit Sharing Contribution Accounts will be used to reduce the Profit Sharing Contribution made under Section 4.3. An "Eligible Participant" means a Participant who is:

     (a) Employed by an Employer (or on an Authorized Leave of Absence) on the last day of the Plan Year and who is credited with 1,000 or more Hours of Service for that year; or

     (b) Employed by an Employer during the Plan Year who terminated his employment during that year due to his death or Total and Permanent Disability (as defined in Section 6.1) or after reaching his Normal Retirement Age.

     Section 5.7 Total Compensation. A Participant's "Total Compensation" for any Plan Year means the total amount paid to the Participant by the Employers for that year as reported on the Participant's federal wage and tax statement (Form W-2), plus the amount of Compensation Deferral Contributions made on his behalf that would have been reported as taxable income on Form W-2 for that year but for his Compensation Deferral election and the amount that was not reported as taxable income on Form W-2 as a result of an election made by the Participant under a Code Section 125 or 132(f) plan maintained by an Employer less any salary reduction contributions under the Monroe Bancorp Executives' Deferred Compensation Plan and any amounts paid to Participants during the Plan Year under the "Quality Award Program" sponsored by an Employer. For purposes of allocating contributions under this Article V or Supplement C, a Participant's Total Compensation does not include any amount paid to the Participant prior to the date on which he became a Participant in the Plan. In addition, a Participant's Total Compensation and "Compensation" (as defined below) does not include any amount in excess of the Compensation Cap in effect for that year. The term "Compensation Cap" means $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual compensation means compensation paid during the Plan Year. The cost-of-living adjustment under Code Section 401(a)(17)(B) in effect for a calendar year applies to annual compensation for the Plan Year that begins with such calendar year. For purposes of determining the Actual Deferral Percentage under Section B-3 and the Contribution Percentage under Section B-4, if applicable, the Company may limit a Participant's Total Compensation for any Plan Year to the Total Compensation attributable to the period during which the individual was a Participant if the limit is applied uniformly to all Participants that year. Effective as of January 1, 1997, the family aggregation rules previously required by Code
Section 414(q)(6) do not apply.

     For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees (as defined in Section B-6), "Compensation" means compensation as defined in Section 415(c)(3) of the Code, unless the Employer elects to use an alternative nondiscriminatory definition, in accordance with the requirements of Code Section 414(s). The Employer may elect, irrespective of whether elective deferrals are otherwise treated as Total

Compensation under this Section, to include or exclude all elective contributions made by the Employer on behalf of Participants, which election must be consistent and uniformly applied to all Participants and all plans of the Employer for any Plan Year.

     Section 5.8 Maximum Additions. Notwithstanding anything contained in the Plan to the contrary, the Annual Addition (as defined below) made to a Participant's Account for any Plan Year will not exceed the lesser of $40,000 (as adjusted for increases in the cost of living under Code Section 415(d)) or 100 percent of the Participant's compensation, within the meaning of Code
Section 415(c)(3), including, effective as of January 1, 1998, Compensation Deferrals made under this Plan and contributions made to a Code Section 125 or 132(f) Plan maintained by the Company) for that Plan Year. The compensation limit will not apply to any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition. The term "Annual Addition" means the sum of the Compensation Deferral Contributions, Matching Contributions and Profit Sharing Contributions that are to be credited to a Participant's Account for a Plan Year. All defined contribution plans maintained by an Affiliate will be aggregated with this Plan for purposes of determining the limitation on Annual Additions. For purposes of the preceding sentence, the term "Annual Addition" includes the sum of any Employer contributions, employee contributions, forfeitures and allocations made on behalf of a Participant to an individual medical benefit account, as defined in Code Section 415(l)(2), or to a separate post-retirement medical benefit account (if the Participant is a Key Employee under Code Section 419A(d)(3)) under a welfare benefit fund, as defined in Code Section 419(e). If an Annual Addition exceeds this limitation due to a reasonable error in estimating a Participant's Total Compensation, due to an allocation of Remainders, or due to a reasonable error in determining the amount of Compensation Deferrals that may be made under the limits of Code Section 415, the excess will be held unallocated in a suspense account until it is used to reduce future contributions of the Participant's Employer under Section 4.2 or
4.3 in the next Plan Year and each succeeding Plan Year, if necessary. If a suspense account is in existence at any time during the Plan Year pursuant to this Section 5.8, it will not participate in the allocation of the Trust's income or investment gains and losses. Notwithstanding the foregoing, the Committee may direct the distribution of Compensation Deferral Contributions to a Participant to the extent needed to meet the limits of Sections 5.8 and 5.9.

     Any amount returned will be disregarded for purposes of the limits and tests of Supplement B. The Committee may also direct the distribution of any investment earnings on the returned contributions to avoid a violation of the limits of Sections 5.8 and 5.9.

     Section 5.9 Limitation Due to Defined Contribution Plan and Defined Benefit Plan Participation. For Plan Years beginning before January 1, 2000, if the Participant is, or was, covered under a defined benefit plan and a defined contribution plan (whether or not either or both are now terminated) maintained by an Affiliate, the aggregate benefits payable on his Account under both plans will be determined in accordance with the provisions of Code Section 415 and
Section 1106 of the Tax Reform Act of 1986. Consequently, a defined benefit fraction and a defined contribution fraction will be calculated as prescribed by those sections. If, in any Plan Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed 1.0, the rate of benefit accruals under the defined benefit plan will be reduced so that the sum of the fractions equals 1.0.

     Section 5.10 Investment Funds. The Trust fund may include one or more "Investment Funds" established by the Trustee at the direction of the Committee. Each Participant may elect the manner in which his Account is to be invested among the Investment Funds. The Committee will adopt rules concerning the investment of amounts for which it receives no election and inform Participants of those rules from time to time. A Participant may also elect to have amounts in his Accounts that are invested in an Investment Fund transferred to another Investment Fund or Funds. A Participant's election to invest his Account, to change the investment of future contributions or to transfer amounts from one Investment Fund to another will be made in accordance with any rules established by the Committee in accordance with this Section on forms or pursuant to procedures established by the Committee for that purpose.

     Section 5.11 Annual Statement to Participants. After the end of each Plan Year and at such other times as the Committee determines in its sole discretion, the Committee will furnish each Participant with a statement reflecting the status of the Participant's Account as of that date.

                                   ARTICLE VI
                                   ----------

                            Distribution of Benefits
                            ------------------------

     Section 6.1 Retirement or Disability. If a Participant's employment with all of the Affiliates terminates on or after the date the Participant has attained age 65 (his "Normal Retirement Age"), or if his employment terminates because of his Total and Permanent Disability, the Participant will be entitled to receive the entire amount credited to his Account distributable in accordance with this Article VI.

     For purposes of this Plan, a Participant will be deemed to have incurred a "Total and Permanent Disability" if the Participant has a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with that Act. A minimal level of earnings in restricted activity during any period of disability shall not disqualify a Participant from receiving disability benefits for such period if the disabled Participant receives disability benefits under the Social Security Act for the same period.

     Section 6.2 Death. If a Participant's employment with all of the Affiliates terminates because of his death, the entire amount in his Account will be paid to his Beneficiary in accordance with this Article VI after receipt by the Committee of acceptable proof of death.

     Section 6.3 Resignation or Dismissal. If a Participant's employment with all of the Affiliates terminates prior to his satisfying the requirements of
Section 6.1 and for a reason other than his death, the Participant will be entitled to receive the entire amount in his Compensation Deferral Contribution Account, his Matching Contribution Account, his ESOP Transfer Account and his Rollover Account distributable in accordance with this Article VI. The Participant will also be entitled to receive the "Vested Percentage" of his Profit Sharing Contribution Account distributable in accordance with this
Article VI. The Vested Percentage of a Participant's Profit Sharing Contribution Account will be determined in accordance with the following schedule based on his Years of Service (as defined below) at his termination date:

                                           Vested                 Forfeited
              Years of Service           Percentage               Percentage
              ----------------           ----------               ----------
              Less than 5                      0%                     100%
              5 or more                      100%                       0%

The term "Years of Service" means the sum of the Plan Years in which the Participant was credited with at least 1,000 Hours of Service (as determined under Section 2.5). However, the following rules apply to a Participant who terminates employment with the Affiliates and is subsequently reemployed by an Affiliate (a "Reemployed Participant"):

     (a) No Years of Service accrued by the Reemployed Participant before the Separation Period will be taken into account if the Reemployed
          Participant:

          (i) Had no vested right to any amount in his Profit Sharing Contribution Account prior to the Separation Period; and

          (ii) Incurred five or more consecutive One-Year Breaks in Service during the Separation Period.

     (b) No Years of Service accrued by the Reemployed Participant after he has incurred five consecutive One-Year Breaks in Service will be taken into account to determine the Vested Percentage of his Profit Sharing Contribution Account as of a prior termination date.

     (c) "Separation Period" means the period between a Participant's termination of employment and subsequent reemployment in which the Participant incurs a One-Year Break in Service.

     Section 6.4 Remainders and Reinstatement of Remainders. The portion of a Participant's Profit Sharing Contribution Account (or Matching Contribution Account prior to January 1, 1999) that is not distributable to the Participant or his Beneficiary under Section 6.3 will be treated as a "Remainder" and forfeited in accordance with the following provisions. A Remainder will be forfeited by the Participant as of the Accounting Date following the Participant's termination of employment. Effective January 1, 1999, forfeited amounts will be used to reduce any Employer contributions to be made for the Plan Year in which the forfeiture occurs or as soon as practicable in subsequent Plan Years.

     If the Participant is reemployed after his Remainder has been forfeited and reallocated to other Participants but before he has incurred five consecutive One-Year Breaks in Service the Remainder will be credited to his Profit Sharing Contribution Account as of the Accounting Date occurring on the last day of a Plan Year that is coincident with or next following the date of reemployment (after all other adjustments required under the Plan as of that date have been made). Remainders that are to be credited to the Participant's Accounts under the preceding sentence will be drawn from (and thus reduce): first, Remainders to be allocated as of that date under this Section 6.4; second, if so specified by the Company, any income and gains of the Trust fund to be credited as of that date under subsection 5.3(c); and finally, a special Employer contribution, as determined by the Company, which will be made as of that date to the extent needed to reinstate Remainders under this Section 6.4.

     Section 6.5 Payment of Benefits. The balance of a Participant's Account that is distributable under Section 6.1, 6.2 or 6.3 will be paid in cash or in kind (as determined by the Committee) in a manner determined under Section 6.6. Except as otherwise provided in subsections (b) or (c) below, payment will be made within a reasonable time after the Accounting Date coincident with or next following the Participant's termination date, but in no event later than 60 days after the latest of (i) the end of the Plan Year in which his termination occurs, (ii) the end of the Plan Year in which the Participant attains Normal Retirement Age, or (iii) the date on which the amount of the payment can be ascertained by the Committee. If the Participant is reemployed by an Employer before payment is made under this Section, no payment will be made until the Participant terminates employment again and is eligible for a distribution under
Section 6.1, 6.2 or 6.3.

     (a) Accounts of $5,000 or Less. Effective January 1, 1998, if the Participant's vested Account balance does not exceed $5,000 on the date payment is to be made, he will be paid in a single sum payment under Section 6.6 in accordance with the previous provisions of this
          Section 6.5.

     (b) Accounts of More than $5,000. Effective January 1, 1998, if the Participant's vested Account balance to be distributed under this
          Section 6.5 exceeds $5,000 on the date payment is to be made and the Participant has attained Normal Retirement Age, payment will be made as soon as practicable, as described above. If the Participant's vested Account balance exceeds $5,000 and the Participant has not attained Normal Retirement Age by the time the distribution is to be made, payment will be made on the first day of the month following the Participant's Normal Retirement Age or death, whichever is earlier. Notwithstanding the foregoing, any Participant with a distributable benefit in excess of $5,000 may elect, in accordance with procedures established by the Committee, to accelerate or defer the payment of his benefits in accordance with the provisions of this Section 6.5. An election under the preceding sentence to accelerate payment prior to his Normal Retirement Age must be made by the Participant at least 30 days after (but no more than 90 days after) the Participant receives the election form and a description of his benefit payment options. The 30-day election period may be waived by the Participant (so that benefit payment may be made immediately following receipt of the form and notice) if the Committee has clearly informed the Participant that he has at least 30 days to consider the timing and form of his benefit payment.

     (c) Minimum Required Distributions. Distribution of a single sum payment with respect to a Participant who has terminated employment may not be deferred beyond April 1 of the calendar year that follows the calendar year in which the Participant attains age 70-1/2. Participants who are five percent or more owners of an Affiliate (as defined in Code
          Section 416) at any time during the Plan Year ending with or within the calendar year in which they attain age 70-1/2, must receive payment of their Account by that April 1 date, regardless of their employment status. Participants who have not terminated employment and who are not five percent or more owners may elect to receive payment of their Accounts by that April 1 date.

With respect to Participants who separate from service after December 31, 2000, for purposes of Section 6.5(a) of the Plan, the value of a Participant's nonforfeitable Account balance will be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4) and 408(d)(3)(A)(ii). If the value of the Participant's nonforfeitable Account balance, as so determined, is $5,000 or less, the Plan will distribute the Participant's entire nonforfeitable Account balance at the same time and in the same manner as provided in Article VI of the Plan for Account balances of $5,000 or less.

     Section 6.6 Manner of Payment. Subject to the provisions of Section 6.8, the payment of a Participant's benefit that is distributable under Section 6.5 will be made to or for the benefit of the Participant, or in the event of his death to or for the benefit of his Beneficiary, in a single sum payment.

     Section 6.7 Death Distribution Provisions. Upon the death of the Participant, the following distribution provisions will apply:

     (a) If the Participant dies after the distribution of his Account has been made, no further benefit will be payable.

     (b) If the Participant dies before the distribution of his Account has been made, the Participant's entire Account will be distributed in a single sum payment no later than five years after the Participant's death.

     Section 6.8 Spousal Death Benefit. Notwithstanding anything in Article VI to the contrary, the Account of a Participant who is married at the time of his death and dies before any benefit payments have been made or who is married on the date benefit payments commence and dies before the complete distribution of his benefits (a "Married Participant") will be distributed in accordance with the following provisions:

     (a) Spousal Death Benefit. If the Married Participant has not received the entire balance payable to him under Section 6.5 prior to his death, the remaining portion of his Account balance will be paid to his Surviving Spouse in accordance with Section 6.6, unless the Participant has designated another person or persons as his Beneficiary and his Surviving Spouse has consented to the designation as provided in subsection (b) below.

     (b) Spousal Consent. A Surviving Spouse's consent under this Section 6.8 will be effective only if:

          (i) The Married Participant designates another Beneficiary and that designation cannot be changed without the Surviving Spouse's consent (unless the original consent expressly permits a change to be made without the Surviving Spouse's subsequent consent);

          (ii) The Surviving Spouse consents to the designation in a writing witnessed by a Notary Public or Committee member; and

          (iii) The consent acknowledges the effect of the Married Participant's designation.

     (c) Surviving Spouse. For purposes of this Section 6.8, a Married Participant's "Surviving Spouse" is the person to whom the Married Participant was married on the day of his death.

     Section 6.9 Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his "Beneficiary" to whom his Plan benefits will be paid if he dies before he receives all his benefits. Each Beneficiary designation shall be in the form prescribed by the Committee and will be effective only if filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all previously filed Beneficiary designations. The revocation of a Beneficiary designation, no matter how effected, will not require the consent of any designated Beneficiary, except where spousal consent may be required under Section 6.8. If any Participant fails to designate a Beneficiary in the manner provided above or if the designated Beneficiary does not survive the Participant, the Committee will direct the Trustee to distribute the Participant's benefits to the Participant's estate. If the Beneficiary survives the Participation, but dies before the complete distribution of the Participant's benefits, the Committee will direct the Trustee to distribute the balance of the Participant's benefits to the Beneficiary's estate.

     Section 6.10 Direct Rollovers. Notwithstanding any provision of the Plan to the contrary, effective January 1, 1993, a Distributee may elect, at the times and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The term "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income. "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified Trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code
     Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee's Eligible Rollover Distribution. The definition of Eligible Retirement Plan also applies in the case of a distribution to a Surviving Spouse, or to a spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p). "Distributee" means an employee or former employee. In addition, the employee's or former employee's Surviving Spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse. "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. If a Participant is employed by a business entity after he terminates employment with the Employers and that entity maintains a retirement plan that meets the requirements of Code Section 401(a), the Committee, upon the Participant's request, may direct the Trustee to transfer the Participant's vested Account balances under this Plan to the trustees of the trust which implements the other plan; provided that the other plan permits such a transfer. Upon completion of a transfer under this Section 6.10, all rights of the Participant to any benefit under this Plan will cease.

     Section 6.11 Loans. The Trustee may loan a portion of the Trust fund to a Participant at the Committee's direction in accordance with the provisions of Supplement D.

                                  ARTICLE VII
                                  -----------

                               Plan Administration
                               -------------------

     Section 7.1 Plan Administrator. The Company will act as the Plan administrator and as the Plan's agent for service of legal process. However, the Company's Board of Directors may appoint a Committee under Section 7.2 to perform the day-to-day administration of the Plan as provided in this Article
VII. If no Committee is appointed, the Company will perform the duties assigned to the Committee.

     Section 7.2 Committee Membership. The Committee appointed by the Company's Board of Directors will consist of three or more persons who may but need not be employees of an Affiliate. The Company will notify the Trustee, any other Employers and Participants of the Committee's membership.

     Section 7.3 Appointment, Resignation, Removal of Committee Members. The Company may remove a member of the Committee at any time by written notice to him, the other Committee members, any other Employers and the Trustee. A Committee member may resign at any time by written notice to the Company's Board of Directors, the other Committee members, any other Employers and the Trustee. The Company may fill any vacancy in the Committee's membership and will give written notice thereof to the other Committee members, any other Employers and the Trustee. While there is a vacancy in the Committee's membership, the remaining Committee members will have the same powers as the full Committee until the vacancy is filled.

     Section 7.4 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairman and appoint a secretary, who may or may not be a Committee member, as it deems advisable. The Committee may authorize any one or more of its members to execute any directive or certification on behalf of the Committee. The Trustee, upon receipt of such authorization, may rely on any directive or certification issued by the authorized member or members until notified to the contrary. The Committee may also adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee will be made by the vote of the majority including actions in writing taken without a meeting. If because of the number of members qualified to act there is no majority on a particular matter, a disinterested party selected by the Committee will decide the matter.

     Section 7.5 Committee Powers and Duties. The Committee has the duties and powers necessary to discharge its obligations under the Plan and Trust, including, but not limited to, the following:

     (a) To construe and interpret the Plan and decide all questions arising in the administration, interpretation and application of the Plan and Trust;

     (b) To receive from the Employers and from Participants the information necessary for the proper administration of the Plan;

     (c) To keep, and to furnish an Employer upon its request, such records and reports with respect to the administration of the Plan as are reasonable and appropriate;

     (d) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust fund from the Trustee;

     (e) To direct the Trustee in the payments or distributions to be made from the Trust fund in accordance with the provisions of the Plan; and

     (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal, accounting and actuarial counsel.

     Section 7.6 Committee Rules and Decisions. The Committee may adopt such rules and procedures as it deems necessary or desirable to provide for the proper administration of the Plan. All rules and decisions of the Committee will be consistent with the terms of the Plan and Trust and will be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee is entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of the Company or the Trustee. The Committee will make any adjustments it considers equitable and practicable to correct a mistake of fact once the mistake becomes known. Subject to applicable law, any determination made in good faith by the Committee under this Article VII will be binding on all persons. Consequently, benefits under this Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

     Section 7.7 Interested Committee Member. If a Committee member (or that member's spouse) is a Plan Participant, that member will be ineligible to participate in any decision concerning his eligibility for the amount, method or timing of a distribution under the Plan to be made on his behalf (or on behalf of his spouse).

     Section 7.8 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment under the Plan is under a legal disability or incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to his legal representative or to a relative or friend of such person for his benefit, or to apply the payment for the benefit of the person in a manner the Committee considers appropriate. Any benefit payment made in accordance with this Section
7.8 will constitute a complete discharge of any liability for the making of such payment under the Plan.

     Section 7.9 Missing Participants and Beneficiaries. Each Participant must file his and his Beneficiary's post office address (and any change of address) with the Committee. Any communication sent to a Participant or Beneficiary at the address last filed with the Committee, or at the address shown on the Employer's records if no address was filed with the Committee, will be binding on the Participant and Beneficiary for all purposes of the Plan. Neither the Committee nor an Employer is required to search for or locate a Participant or Beneficiary. If a payment cannot be made within three years of the date the payment was originally due because the Participant's or Beneficiary's whereabouts is unknown, the benefit will be forfeited and the forfeited amount will be utilized in one of the following ways, as determined by the Committee in its sole and absolute discretion:

     (a)  By paying the forfeited amount to the Beneficiary.

     (b) By paying the forfeited amount to the Participant's spouse (if then living).

     (c) If there is no known Beneficiary or surviving spouse by paying the forfeited amount to one or more of the Participant's relatives (if then living) in any proportion the Committee determines to be equitable.

     (d)  By treating the forfeited amount as a Remainder under Section 6.4.

     Section 7.10 Committee Expenses. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers (in the proportion determined by the Company), and any expenses not paid by the Employers may be paid by the Trustee out of the principal or income of the Trust fund. Any member of the Committee who is an employee of an Affiliate may not receive compensation with respect to his services for the Committee.

     Section 7.11 Fiduciary Responsibilities. A fiduciary with respect to the Plan or Trust shall discharge his fiduciary duties solely in the interest of Plan Participants and their Beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. It is intended under the Plan and Trust that a fiduciary will be responsible only for the proper exercise of its own fiduciary duties and obligations to the extent not properly allocated or delegated to other persons.

                                  ARTICLE VIII
                                  ------------

                                  Miscellaneous
                                  -------------

     Section 8.1 Nonguarantee of Employment. Nothing contained in this Plan may be construed as a contract of employment between an Employer and any employee, or as a right to be engaged or continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its employees, with or without cause.

     Section 8.2 Rights to Trust Assets. No employee or Beneficiary has any right to, or interest in, any assets of the Trust, except as provided from time to time under this Plan. Benefits payable under the Plan to any person are to be paid solely out of the assets of the Trust fund and the liability of the Committee, the Employers and the Trustee to make a benefit payment under the Plan is limited to the Trust assets available for that purpose.

     Section 8.3 Nonalienation of Benefits. Except as may be required by the tax withholding provisions of a federal, state or municipal tax act or pursuant to a qualified domestic relations order (as that term is defined in Code Section 414(p)) or pursuant to a judgment or settlement described in Code Section 401(a)(13)(C) entered into on or after August 5, 1997, benefits payable under this Plan are not subject in any manner to sale, transfer, assignment, pledge, encumbrance, garnishment, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to sell, transfer, assign, pledge, encumber, or otherwise dispose of any right to benefits payable hereunder will be void. The Trust fund will not be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Section 8.4 Applicable State Law. To the extent not superseded by the laws of the United States, this Plan will be administered and construed and its validity determined under the laws of the State of Indiana, without regard to that state's choice of law principles.

     Section 8.5 Illegal or Invalid Provisions. In the event any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of this Plan, and the Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     Section 8.6 Gender and Number. Words in the masculine gender are to be construed to include the feminine gender in all cases where appropriate and words in the singular or plural are to be construed as being in the plural or singular where appropriate.

     Section 8.7 Execution in Counterparts. This Plan may be executed in any number of counterparts each of which will be deemed to be an original. All the counterparts will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

     Section 8.8 Waiver of Notice. Any notice required under the Plan may be waived by the party entitled to such notice.

     Section 8.9 Action by the Employers. Any action required or permitted to be taken by an Employer under the Plan or Trust must be by resolution of its Board of Directors, by a duly authorized Committee of its Board of Directors or by a person or persons duly authorized by its Board of Directors or such Committee.

     Section 8.10 Indemnification. To the extent permitted by law, the Employers will indemnify each current and former employee or director of an Employer and each current and former Committee member against any and all liability or claim of liability (to the extent not indemnified under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan, including all expenses incurred in the person's defense if the Employers fail to provide a defense after having been requested to do so in writing. The right to indemnification under this Section 8.10 is conditioned upon the person notifying the Company of the claim of liability within 30 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

     Section 8.11 Nonguarantee of Funds. Neither the Trustee nor the Employers in any way guarantee the Trust fund from loss or depreciation.

     Section 8.12 Qualified Domestic Relations Orders. Notwithstanding the provisions of Article VI, payments from a Participant's Account may be made (to the extent vested under Section 6.3) to an "Alternate Payee" under a "Qualified Domestic Relations Order" (as those terms are defined under Code Section 414(p)) prior to the Participant's retirement or other termination of employment.

                                   ARTICLE IX
                                   ----------

                            Amendment and Termination
                            -------------------------

     Section 9.1 Amendment. The Company reserves the right to amend the Plan from time to time in its sole discretion, provided that the amendment:

     (a) Except as provided in Section 10.3, does not cause any part of the Trust fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries.

     (b) Does not eliminate or reduce a Participant's accrued benefit under the Plan.

     Section 9.2 Termination. While the Employers expect and intend to continue the Plan, the Company reserves the right to terminate the Plan with respect to all Employers at any time in its sole discretion. In addition, the Plan will terminate with respect to an individual Employer (a) by resolution of the Employer's Board of Directors, provided that 30 days advance written notice is given to the Committee and the Company, (b) upon the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets unless a successor is substituted for the Employer under Section 10.1) or (c) upon Employer's complete discontinuance of contributions under the Plan. A partial termination of the Plan may occur with respect to a group of Participants on any date specified by the Company or required by law.

     Section 9.3 Termination Procedures. The date of a termination or partial termination (a "Plan Termination Date") will constitute a special Accounting Date under Section 5.2. After the adjustments required under Section 5.3 have been made, the Committee may reserve a sum it deems to be reasonably necessary to pay any absolute or contingent liabilities of the Plan or Trust and may charge that sum to each Participant's Account on a pro rata basis according to the Account balances as adjusted under the preceding sentence. The Account balances of affected Participants and Beneficiaries, as adjusted, will be fully vested and nonforfeitable as of the Plan Termination Date and will be distributed in a single payment as soon as practicable to each such Participant or Beneficiary (unless the Participant is employed by another Employer as to which the Plan has not terminated). Notwithstanding the foregoing, no distribution will be made under this Section 9.3 if an Affiliate (determined at the time of the termination) maintains a "Successor Plan" as that term is defined under Code Section 401(k)(2) (B)(i)(II) and the final regulations issued under that section. All provisions of the Plan which are not inconsistent with this Article IX will continue in effect, including all the powers and duties of the Committee, the Company and the Trustee, until a complete distribution of the Trust fund has been made.

                                   ARTICLE X
                                   ---------

                       Successors, Mergers and Plan Assets
                       -----------------------------------

     Section 10.1 Successors. In the event of the dissolution, merger, consolidation or reorganization of an Employer or the sale by an Employer of all or substantially all of its assets, provision may be made with the consent of the Company by which the Plan and Trust will be continued by the Employer's successor; and, in that event, the successor will be substituted for the Employer under the Plan. Upon the substitution, the successor will assume all Plan liabilities and will assume all of the powers, duties and responsibilities of that Employer under the Plan.

     Section 10.2 Plan Mergers, Consolidations and Transfers. The Plan will not, in whole or in part, be merged or consolidated with or have its assets or liabilities transferred to any other plan, unless each Participant of this Plan would be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the Plan terminated on that date) equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation or transfer (if the Plan terminated on that date).

     Section 10.3 Plan Assets. The Employers will have no right, title or interest in any portion of the Trust fund, nor may any portion of the Trust fund be returned to an Employer, directly or indirectly, except:

     (a) If the Internal Revenue Service determines that the Plan as initially adopted by an Employer does not meet the requirements of Section 401(a) of the Code and the Company determines that the Plan should not be amended to meet the Internal Revenue Service's requirements, a contribution made before the Internal Revenue Service's determination, provided that (i) the contribution is returned to the Employer within one year of the determination and (ii) the qualification application is made by the time prescribed by law for filing the Employers' return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

     (b) A contribution made by a mistake of fact, provided that the contribution is returned to the Employer within one year of the original contribution date.

     (c) The portion of a contribution that is disallowed as an expense for federal income tax purposes, provided that such amount is returned to the Employer within one year of the disallowance.

Any amount returned under subsection (b) or (c) above must first be reduced by any amount previously distributed from the Trust fund and then by any Trust fund losses allocable to that amount, and in no event may the return of the contribution under those subsections cause any Participant's Account balance to be less than the Account balance he would have been credited with had the contribution not been made.

                                   ARTICLE XI
                                   ----------

                           Participation by Affiliates
                           ---------------------------

     Section 11.1 Affiliate Participation. Any Affiliate may adopt the Plan and become an Employer under the Plan and a party to the Trust by filing:

     (a) A certified copy of a resolution of its Board of Directors to that effect with the Company, the Committee and the Trustee; and

     (b) A written document signed by an officer of the Company which indicates the Company's consent to that action with the Committee and the Trustee.

     Section 11.2 Company Action Binding on Other Employers. As long as the Company is an Employer under the Plan, it is empowered to act for any other Employer in all matters relating to the Plan, the Committee or the Trustee.

                                  SUPPLEMENT A
                                  ------------

                          Claims and Review Procedures
                          ----------------------------

     Section A-1 Procedures Governing the Filing of Benefit Claims. All Benefit Claims must be filed on the appropriate claim forms available from the Committee or in accordance with the procedures established by the Committee for claim purposes. A "Benefit Claim" means a request for a Plan benefit or benefits, made by a Claimant or by an authorized representative of a Claimant, that complies with the Plan's procedures for making benefit claims. "Claimant" means a Participant, a surviving spouse of a Participant, a Beneficiary, or an Alternate Payee, who is claiming entitlement to the payment of any benefit payable under the Plan.

     Section A-2 Notification of Benefit Determinations. The Committee will notify a Claimant, in accordance with Section A-3 below, of the Plan's benefit determination within a reasonable period of time after receipt of a Benefit Claim, but not later than 90 days (45 days in the case of a Disability Claim) after receipt of the Benefit Claim by the Plan.

     If special circumstances require an extension of time for processing the Benefit Claim, the Committee will notify the Claimant of the extension prior to the termination of the initial period described above. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make the benefit determination. In no event will the extension exceed a period of 90 days from the end of the initial period.

     In the case of a Disability Claim, the extension period will not exceed 30 days, unless prior to the end of first 30-day extension period, the Committee determines that, due to matters beyond its control, a decision cannot be rendered within the extension period, in which case the period for making the determination may be extended for an additional 30 days. Every Disability Claim notice will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, the additional information needed to resolve those issues and the Claimant's right to provide the specified information within 45 days. If the extension is in effect due to the Claimant's failure to submit information necessary to decide a Disability Claim, the period for making the benefit determination will be tolled from the date on which the notice of the extension is sent to the Claimant until the date on which the Claimant responds to the request for information. The term "Disability Claim" means a request for a Plan benefit made by a Claimant due to the purported Total and Permanent Disability of a Plan Participant.

     Section A-3 Manner And Content of Notification of Benefit Determinations. All notices given by the Committee under the Plan will be given to a Claimant, or to his authorized representative, in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to the particular material required to be furnished or made available to that individual. The Committee may provide a Claimant with either a written or an electronic notice of the Plan's benefit determination. Any electronic notification will comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i), (iii) and (iv). In the case of an Adverse Benefit Determination, the notice will set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the determination is based;

     (c) A description of any additional material or information necessary for the Claimant to complete the claim and an explanation of why such material or information is necessary;

     (d) For a Disability Claim, the identification of any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with Claimant's Adverse Benefit Determination, without regard to whether the advice was relied upon; and

     (e) A description of the Plan's review procedures and the time limits applicable to such procedures.

The term "Adverse Benefit Determination" means a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, any benefit payable under the Plan.

     Section A-4 Appeal of Adverse Benefit Determinations. A Claimant who receives an Adverse Benefit Determination and desires a review of that determination must file, or his authorized representative must file on his behalf, a written request for a review of the Adverse Benefit Determination, not later than 60 days (180 days for a Disability Claim) after receiving the determination.

     The written request for a review must be filed with the Committee. Upon receiving the written request for review, the Committee will advise the Claimant, or his authorized representative, in writing that:

     (a) The Claimant, or his authorized representative, may submit written comments, documents, records, and any other information relating to the claim for benefits; and

     (b) The Claimant will be provided, upon request of the Claimant or his authorized representative, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's Benefit Claim, without regard to whether those documents, records, and information were considered or relied upon in making the Adverse Benefit Determination that is the subject of the appeal.

     Section A-5 Benefit Determination on Review. All appeals by a Claimant of an Adverse Benefit Determination will receive a full and fair review by an appropriate named fiduciary of the Plan. In the case of a Disability Claim, the named fiduciary will not be: (i) the party who made the Adverse Benefit Determination that is the subject of the appeal, nor (ii) the subordinate of that party. In performing this review for a Disability Claim, the named fiduciary will take into account all comments, documents, records, and other information submitted by the Claimant (or the Claimant's authorized representative) relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination, and will not afford deference to the initial Adverse Benefit Determination. For a Disability Claim, the named fiduciary will consult with a healthcare professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who was not consulted in connection with the Adverse Benefit Determination and who is not the subordinate of such an individual if the named fiduciary believes that such a consultation is necessary to properly complete the review process.

     Section A-6 Notification of Benefit Determination on Review. The Committee will notify a Claimant, in accordance with Section A-7, of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days (45 in the case of a Disability Claim) after the Plan's receipt of the Claimant's request for review of an Adverse Benefit Determination. If, however, special circumstances require an extension of time for processing the review by the named fiduciary, the Claimant will be notified, prior to the termination of the initial 60 (or 45) day period, of the special circumstances requiring the extension and the date by which the Plan expects to render the Plan's benefit determination on review, which will not be later than 120 days (90 days in the case of a Disability Claim) after receipt of a request for review.

     If the extension period is in effect for a Disability Claim but the extension is due to the Claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review will be tolled from the date on which notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

     Section A-7 Manner and Content of Notification of Benefit Determination on Review. The Committee will provide a Claimant with notification of its benefit determination on review in a method described in Section A-3.

     In the case of an Adverse Benefit Determination on review, the notification must set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination on review;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the benefit determination on review is based;

     (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those records were considered or relied upon in making the Adverse Benefit Determination on review, including any reports, and the identities, of any experts whose advice was obtained.

                                  SUPPLEMENT B
                                  ------------

         Limitations on Compensation Deferral and Matching Contributions
         ---------------------------------------------------------------

     Section B-1 Purpose. The purpose of this Supplement B is to satisfy the requirements of Code Sections 401(k), 401(m) and 402(g). Consequently, the Compensation Deferral Contributions and Matching Contributions made on behalf of a Participant will be limited each year in accordance with the following provisions, except as provided in Section B-8.

     Section B-2 Annual Dollar Limitation on Deferred Compensation Contributions. Notwithstanding any other Plan provision:

     (a) A Participant may not defer more than $10,500 (or the amount determined under Code Section 402(g)(5)) (the "Annual Dollar Limitation") of his Compensation in any one calendar year under
          Section 3.1 of the Plan (or under a comparable provision of any other plan maintained by an Affiliate). If a Participant's Compensation Deferrals exceed the Annual Dollar Limitation in effect for any calendar year, the excess deferrals (plus the Trust fund earnings or minus the Trust fund losses attributable to the excess deferrals) will be distributed to the Participant by April 15 of the next calendar year.

     (b) If a Participant's Elective Deferrals (as defined in subsection (c) below) exceed the Annual Dollar Limitation (or, if greater, the amount determined under Code Sections 402(g)(4) and 402(g)(8)) in effect for any calendar year, the Participant may notify the Committee in writing of the excess and may elect to treat all or a portion of his Compensation Deferrals under this Plan, to the extent of the excess, as an excess Elective Deferral. If this notice is received by the Committee prior to March 1 of the calendar year following the calendar year in which the excess Elective Deferrals were made, the Committee may, in its sole discretion and without regard to any other provision of the Plan, direct the Trustee to distribute the amount designated by the Participant as excess Elective Deferrals (plus any Trust fund earnings or minus any Trust fund losses attributable to that amount for the calendar year in which the excess Elective Deferrals were made) prior to April 15 of that same year. The excess Elective Deferrals distributed under this subsection (b) will not be treated as a contribution for purposes of the limitations under Section 5.8 or 5.9, but will be considered in determining the limitations of Sections B-3 and B-5.

     (c) The term "Elective Deferral" means the sum of any contributions made on behalf of a Participant by any entity (including any Compensation Deferral Contributions made under this Plan) for a calendar year:

          (i) Under a qualified cash or deferred arrangement (as defined in Code Section 401(k)) to the extent not includible in the Participant's gross income for that calendar year under Code
               Section 402(e)(3) (determined without regard to Code Section 402(g));

          (ii) Under a simplified employee pension plan to the extent not includible in the Participant's gross income for that calendar year under Code Section 402(h)(1)(B) (determined without regard to Code Section 402(g));

          (iii) Applied toward the purchase of an annuity contract under Code
               Section 403(b) pursuant to a salary reduction agreement (within the meaning of Code Sections 3121(a)(5)(D) and 402(g)(3) and any regulations issued under those sections); or

          (iv) Under a simple retirement account established under Code Section 408(p)(2)(A)(i).

     Section B-3 Percentage Limitation on Compensation Deferral Contributions. Notwithstanding any other Plan provision, except as provided in Section B-8, the Actual Deferral Percentage (as defined below) for Participants who are Highly Compensated Employees (as defined in Section B-6) for any Plan Year may not exceed the greater of:

     (a) 125 percent of the Actual Deferral Percentage for all other Participants for that same Plan Year; or

     (b)  The lesser of:

          (i) 200 percent of the Actual Deferral Percentage for all other Participants for that same Plan Year, or

          (ii) The Actual Deferral Percentage for all other Participants for that same Plan Year plus two percentage points.

If the Company elects to apply Code Section 410(b)(4)(B) in determining whether the cash or deferred arrangement under this Plan satisfies the requirement of Code Section 401(k)(3)(A)(i), the Company may exclude Participants who have not met the minimum age and service requirements of Code Section 410(a)(l)(A) when calculating the Actual Deferral Percentage for Participants under subsections
(a) and (b) above. The "Actual Deferral Percentage" for a specified group of Participants for any Plan Year means the average of the ratios, determined individually for each Participant in the group, of (1) to (2) where:

          (1)  Equals the Compensation Deferral Contributions made under Section
               4.1 for the Participant with respect to that Plan Year; and

          (2)  Equals the Participant's Total Compensation (as determined under
               Section 5.8) for that Plan Year.

To insure compliance with the limitation described above (the "Percentage Limitation"), the Committee may limit prospective Compensation Deferrals of Participants under Section 3.1 at any time during the Plan Year. If the Committee determines that the Compensation Deferral Contributions made on behalf of the Highly Compensated Employees exceed the Percentage Limitation for any Plan Year, effective as of January 1, 1997, the excess contributions will be calculated by reducing the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage first. If the Actual Deferral Percentage test is not yet passed, the process is repeated with the remaining Highly Compensated Employees until the test is satisfied. Once the total amount of excess contributions is determined, the excess contributions will be distributed to the Highly Compensated Employees in the order of their actual contribution amounts (including all contributions treated as deferrals for the Actual Deferral Percentage test), beginning with the highest deferral amount, to the extent necessary to distribute all excess contributions. The distributions of excess contributions will include any Trust fund earnings or losses attributable to the excess contributions for the Plan Year for which the excess contributions were made. Any Matching Contributions which are attributable to excess contributions that are distributed under this Section will be forfeited and used to reduce future Matching Contributions. The excess to be distributed under this Section will be reduced by any Excess Deferrals to be returned to the Participant with respect to that same Plan Year under Section B-2. A distribution under the preceding sentence will generally be made within two and one-half months after the end of that Plan Year, but in no event later than the last day of the Plan Year that follows the Plan Year in which the excess occurred.

     Section B-4 Limitation on Matching Contributions. Notwithstanding any other Plan provision, except as provided in Section B-8, the Contribution Percentage (as defined below) for Participants who are Highly Compensated Employees (as defined in Section B-6) for any Plan Year may not exceed the greater of:

     (a) 125 percent of the Contribution Percentage for all other Participants for that same Plan Year; or

     (b)  The lesser of:

          (i) 200 percent of the Contribution Percentage for all other Participants for that same Plan Year, or

          (ii) The Contribution Percentage for all other Participants for that same Plan Year plus two percentage points.

The "Contribution Percentage" for a specified group of Participants for any Plan Year means the average of the ratios, determined individually for each Participant in the group, of (1) to (2) where:

          (1) Equals the Matching Contributions to be made on behalf of the Participant under Section 4.2 for that Plan Year; and

          (2)  Equals the Participant's Total Compensation (as determined under
               Section 5.7) for that Plan Year.

For purposes of determining the Contribution Percentage under the preceding sentence, all or part of the Compensation Deferral Contributions made or to be made for the Plan Year being tested with respect to any or all Participants may be included in the computation of the percentage; provided that the requirements of Regulation Section 1.401(m)-1(b)(5) are satisfied. If the Committee determines that the Matching Contributions to be allocated to, or in fact made, on behalf of a Highly Compensated Employee would exceed the amount permitted under the

Contribution Percentage Limitation for any Plan Year, effective as of January 1, 1997, the excess Matching Contributions will be calculated by reducing the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage first. If the Actual Contribution Percentage test is not yet passed, the process is repeated until the test is satisfied. Once the total amount of excess Matching Contributions is determined, the excess contributions that cannot be allocated to the Highly Compensated Employees' Accounts will be calculated in the order of their actual contribution amounts (including all contributions treated as Matching Contributions for the Contribution Percentage test), beginning with the highest contribution amount, to the extent necessary to eliminate all excess contributions. If any excess contributions have already been deposited in and credited to a Highly Compensated Employee's Matching Contribution Account, they will be treated as contributions which were made by mistake of fact, as described in Section 10.3; however, to the extent those deposited contributions are vested, they will be distributed to the Highly Compensated Employees according to the procedures described above. Non-vested excess Matching Contributions will be removed from the Participant's Account and used to reduce current or future Matching Contribution deposits. The reduction of excess contributions already deposited will include any Trust fund earnings or losses attributable to the excess contributions for the Plan Year for which the excess contributions were made. The reduction generally will be made within two and one-half months after the end of the Plan Year in which the excess occurred, but in no event later than the last day of the Plan Year that follows that Plan Year.

     Section B-5 Combined Limitations. If Compensation Deferral Contributions and Matching Contributions are made with respect to the same Plan Year, the Company may elect to treat all or part of the Compensation Deferrals made under
Section 4.1 as Matching Contributions under Section 4.2 for purposes of applying the limitation of Section B-4, as provided in the regulations issued under Code Sections 401(k) and 401(m).

     Section B-6 Highly Compensated Employees. For purposes of this Supplement A, for Plan Years beginning on and after January 1, 1997 a "Highly Compensated Employee" means an individual described in Code Section 414(q), which includes an employee who:

     (a) At any time during the current or the preceding Plan Year, was a five percent owner of an Affiliate;

     (b) During the preceding Plan Year, received compensation (as defined in Section 5.8) from the Affiliates in excess of $80,000 (as adjusted under Code Section 414(q)(1)).

     Section B-7 Aggregation of Plans. For purposes of applying the Annual Dollar Limitation of Section B-2, all compensation deferrals made under any plan maintained by an Affiliate will be aggregated with the Compensation Deferral Contributions made under this Plan. For purposes of applying the annual Percentage Limitation of Section B-3, the Matching Contribution Percentage Limitation of Section B-4 and the combined limitation of Section B-5, all plans maintained by the Affiliates (under which Compensation Deferrals are made) that are treated as one plan for purposes of Code Section 401(a)(4) or 410(b) will be treated as one plan in accordance with Code Sections 401(k)(3), 401(m)(2)(B) and any final regulations issued under those sections. In addition, if any Highly Compensated Employee is a Participant in any other plan maintained by an Affiliate that permits Compensation Deferrals, that plan will be aggregated with this Plan for purposes of the foregoing limitations.

     Section B-8 Alternative Method of Meeting Nondiscrimination Requirements. Effective for Plan Years beginning on or after January 1, 1999, the Plan will be deemed to satisfy the requirements of Sections B-3 through B-5 of this Supplement B for a Plan Year if the Plan meets the contribution requirements of Code Section 40l(k)(12)(B) or (C) and of Code Section 40l(m)(11)(B) and meets the notice requirements of Code Section 40l(k)(12)(D) for that Plan Year.

                                  SUPPLEMENT C
                                  ------------

                              Top-Heavy Provisions
                              --------------------

     Section C-1 Application. The purpose of this Supplement C is to satisfy the requirements of Code Section 416. Consequently, the provisions of Sections C-6, C-7, and C-8 will apply for each Plan Year beginning after December 31, 1983 the Plan is determined to be a "Top-Heavy Plan" under Section C-2.

     Section C-2 Top-Heavy Plan. Subject to the provisions of Section C-5, the Plan will be a Top-Heavy Plan for a Plan Year if on that Plan Year's Determination Date the sum of the Account balances of Participants who are Key Employees (as defined in Section C-3) exceeds 60 percent of the sum of the Account balances of all Participants. For purposes of the preceding sentence, the "Determination Date" for a Plan Year means the last day of the preceding Plan Year.

     Section C-3 Key Employees. For purposes of this Supplement B:

     (a) "Key Employee" means any employee or former employee (including any deceased employee) who, at any time during the Plan Year that includes the Determination Date, was:

          (i) An officer of an Affiliate having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002);

          (ii) A five-percent owner of an Affiliate; or

          (iii) A one-percent owner of an Affiliate having annual compensation of more than $150,000.

For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     (b)  The term "Non-Key Employee" means any employee who is not a Key
          Employee.

     The terms "Key Employee" and "Non-Key Employee" include the beneficiaries of such employees, respectively.

     Section C-4 Determination of Account Balances. For purposes of determining Participants' present values of accrued benefits and the amounts of Account balances of employees as of any Determination Date, the following rules apply:

     (a) The present values of accrued benefits and the amounts of Account balances of an employee as of the Determination Date will be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period ending on the Determination Date. The preceding sentence also applies to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or Total and Permanent Disability, this provision will be applied by substituting "five-year period" for "one-year period."

     (b) Notwithstanding subsection (a) above, the accrued benefits and accounts of any individual who has not performed services for an Affiliate during the one-year period ending on the Determination Date will not be taken into account.

     (c) The account balance of a Non-Key Employee who was a Key Employee with respect to any prior Plan Year will be disregarded.

     (d) A Participant's Account balance will be decreased by any amount rolled over into the Plan if the rollover was initiated by the Participant and the amount came from a plan other than a plan maintained by an Affiliate.

     Section C-5 Aggregation of Plans. The Plan will be a Top-Heavy Plan under Section C-2 if it is part of a Top-Heavy Group for that Plan Year.

     (a) Top-Heavy Group. The term "Top-Heavy Group" means each plan maintained by an Affiliate in which a Key Employee participates and each other plan which enables such a plan to meet the requirements of Code
          Section 401(a)(4) or 410 (either type of plan is referred to below as an "Aggregated Plan") where as of a Determination Date the sum of (i) and (ii) exceeds 60 percent of a similar sum determined for all employees:

          (i) The total of the account balances of Key Employees under any defined contribution plan that constitutes an Aggregated Plan, and

          (ii) The present value of the cumulative accrued benefits of Key Employees under any defined benefit plan that constitutes an Aggregated Plan.

     (b) Additional Plans. The Company may treat any other plan it or any other Affiliate maintains as an Aggregated Plan under subsection (a) above, provided that the Aggregated Plans would in combination with that plan or plans continue to meet the requirements of Code Sections 401(a)(4) and 410. If the Aggregated Plans which include this Plan do not comprise a Top-Heavy Group, this Plan will not be a Top-Heavy Plan under Section C-2.

     (c) Other Rules. The rules of Section C-4 will apply to determine the account balances of employees under this Section C-5 (and the term "accrued benefit" will be substituted for the term "Account balance" to determine benefits under a defined benefit plan). Any plan (including a terminated plan) that was maintained by an Affiliate within the five year period ending on the Determination Date will be treated as an Aggregated Plan if it is otherwise described in subsection (a) above.

     Section C-6 Minimum Benefit. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the contribution allocated under Section 4.3 to the Account of any Participant who is a Non-Key Employee may not be less than an amount equal to three percent (or, if lesser, the highest Contribution Percentage rate of any Key Employee for that year) of the Participant's compensation (as defined in Section 5.8). For purposes of determining a Key Employee's Contribution Percentage rate under the preceding sentence, amounts contributed under Section 4.1 for that individual will be counted. A Participant will be entitled to receive an allocation under this Section C-6 if he is employed by an Employer on the last day of the Plan Year regardless of the number of Hours of Service he accrued in that year. If the Company or an Affiliate maintains a defined benefit plan that is part of a Top-Heavy Group for any Plan Year under Section C-5, any Non-Key Employee who participates under both this Plan and the defined benefit plan will be entitled to a minimum benefit equal to five percent of his compensation. Notwithstanding the foregoing, if the Company or an Affiliate maintains any other plan, the minimum benefit required under this Section C-6 will be adjusted in accordance with regulations issued under Code Section 416(f) to prevent an inappropriate duplication or omission of required minimum benefits or contributions. In this regard, the minimum benefit will be provided under that plan. Employer Matching Contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and Supplement C. The preceding sentence will apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement will be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements will be treated as Matching Contributions for purposes of the Contribution Percentage test and other requirements of Code Section 401(m).

     Section C-7 Adjustment of Combined Benefit Limitations. For any Plan Year beginning before January 1, 2000, in which the Plan is determined to be a Top-Heavy Plan, 100 percent will be substituted for 125 percent in computing the dollar limitation used to determine the defined benefit plan and defined contribution plan fractions described in Section 5.9, unless (a) the minimum benefit of Section C-6 is allocated to Non-Key Employees with the term "four percent" substituted for the term "three percent" and the term "seven and one-half percent" substituted for the term "five percent" and (b) the Plan is not super top-heavy. The Plan will be super top-heavy for any Plan Year in which the Plan would be top-heavy under this Supplement C if the term "90 percent" were substituted for the term "60 percent" where the latter appears in Section C-2.

     Section C-8 Minimum Vesting. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, a Participant's Vested Percentage under
Section 5.3 will be determined in accordance with the following schedule:

                                      Vested              Forfeited
         Years of Service           Percentage            Percentage
         ----------------           ----------            ----------
         Less than 3                      0%                  100%
         3 or more                      100%                    0%

If the foregoing provisions of this Section C-8 become effective, and the Plan subsequently ceases to be a Top-Heavy Plan, any Participant who has completed three or more Years of Service will continue to have the Vested Percentage of his Profit Sharing Account determined under this Section C-8.

                                  SUPPLEMENT D
                                  ------------

                                      Loans
                                      -----

     Section D-1 Purpose. The purpose of this Supplement D is to set forth the rules and procedures for a Participant to request and the Committee to grant a loan under Section 6.11 of the Plan.

     Section D-2 Application. To obtain a loan, a Participant must file a loan application with the Committee on a form supplied by the Committee.

     Section D-3 Loan Amounts. Loans will only be available from the Participant's Compensation Deferral Contribution Account and his Rollover Account. The maximum amount for any loan (when added to the outstanding balance of all other loans made to the Participant from any qualified plan maintained by an Affiliate) is the lesser of:

     (a)  $50,000, reduced by the excess (if any) of:

          (i) The highest outstanding loan balance during the one-year period ending on the day before the date the loan is made, over

          (ii) The outstanding loan balance on the date the loan is made; or

     (b) 50 percent of the amount the Participant would be entitled to from his Compensation Deferral Contribution Account and from his Rollover Account on the date of the loan.

     Section D-4 Loan Provisions. Each loan must:

     (a) Be evidenced by a written note bearing interest at a reasonable rate determined by the Committee. The Committee will base this determination on the prevailing market conditions.

     (b) Be repaid in substantially equal quarterly or monthly installments over a period specified in the written note not to exceed five years (except that a loan used by the Participant to acquire or construct his principal residence may be repaid over a period not to exceed 25 years).

     (c)  Be secured by the Participant's Account under the Plan.

     (d) Evidence the Participant's pledge of his Account as security for the loan.

     Section D-5 Default. In the event the Participant fails to make a loan payment when due, the unpaid balance of the loan (including any accrued interest) will become due and payable immediately without demand or notice. The Company in its sole discretion and at its option may then demand payment of the balance due under the preceding sentence. The Participant will also be required to pay any reasonable costs incurred by the Committee to collect any amount due and payable under this Section D-5. Neither a delay or omission by the Committee to exercise any right or remedy nor a single or partial exercise of a right or remedy will operate as a waiver of that right or remedy or will preclude the further exercise of that or any other right or remedy.

     Section D-6 Other Requirements and Procedures. The application and grant of any loan will be subject to the rules established by the Committee and communicated to Participants in writing to administer the loan program of this Supplement D, subject to the following:

     (a) A loan to a Participant will be made from that Participant's Compensation Deferral Contribution and/or Rollover Account and will be treated as an investment of that account. Consequently, the loan balance will be treated as if it were a separate Trust fund under
          Section 5.3, with the interest payments treated as earnings to be credited to the Participant's Account under subsection 5.3(c).

     (b) If any portion of a loan (including any accrued interest) is unpaid at the time the Participant or his Beneficiary is to receive a distribution under Section 6.5, the Participant's Account balance will be reduced prior to the distribution by the lesser of (i) the outstanding loan balance (including any accrued but unpaid interest) or (ii) amount of the distribution to be made.



                                      D-2